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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 13, 2000
                                                -------------------------------

                            VINTAGE PETROLEUM, INC.
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            (Exact name of registrant as specified in its charter)


    Delaware                         1-10578                     73-1182669
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 (State or other                 (Commission File                (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)


110 West Seventh Street, Tulsa, Oklahoma                            74119
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         The Company has previously engaged in oil and gas hedging activities and intends to continue to consider various hedging arrangements to realize commodity prices which it considers favorable. Currently, oil hedges (swap agreements) for the last three quarters of 2000 cover 6.1 MMBbls at an average NYMEX reference price of $25.62 per Bbl. The following table reflects the barrels hedged and the corresponding weighted average NYMEX reference prices by quarter for the remainder of the year:


                                             NYMEX
                                             Reference Price
                                             Price
Quarter Ending           Barrels             Per Bbl
                         (in thousands)

June 30, 2000            2,175               $26.68
September 30, 2000       2,589                26.43
December 31, 2000        1,380                22.44

          Copies of the Registrant's press releases dated June 13, 2000, and June 28, 2000, are attached as exhibits hereto and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               99.1 Press release dated June 13, 2000, issued by the Registrant.
               99.2 Press release dated June 28, 2000, issued by the Registrant.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINTAGE PETROLEUM, INC.


Date:   June 30, 2000           By:  /s/  Michael F. Meimerstorf
                                   -------------------------------
                                   Michael F. Meimerstorf
                                   Vice President and Controller


                                      -2-
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                                 Exhibit Index



Exhibit
Number                               Description
------         -------------------------------------------------------------

99.1           Press release dated June 13, 2000, issued by the Registrant.

99.2           Press release dated June 28, 2000, issued by the Registrant.